UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 30, 2009

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1507 Pine Street, Boulder, CO  80302
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 449-2100

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES AND USE OF PROCEEEDS.

    Effective December 30, 2009, the Company executed and delivered a Loan Participation Agreement whereby the Company assigned to Peter Bloomquist, a Director of the Company (“Participant”) as tenant in common, an undivided 2.08% interest (the “Interest”) in the Note and Loan Documents (as defined therein) constituting the Senior lien and deed of trust against the Bull Durham Casino in Black Hawk, CO  The purchase price for the Interest was $15,000.  A copy of the Loan Participation Agreement is filed herewith as Exhibit 10.1.

    In its Current Report on Form 8-K dated November 30, 2009, the Company previously disclosed that it had sold an undivided 34.7% interest in the Note and Loan Documents to a third party.  After giving effect to the two assignments, the Company has 63.22% interest in the Note and Loan Documents.

    In each Loan Participation Agreement, the Company agreed to issue the purchaser shares of common stock as an inducement to purchase the Interest.

     The following sets forth the information required by Item 701 of Regulation S-B with respect to the unregistered sales of equity securities:

a.

The Company agreed to issue, an aggregate of 53,000 shares of common stock, $.05 par value (the “Common Stock” or “Shares”) as payment of Loan Participation fees.

b.

The shares were issued to two persons, both of whom qualified as an  "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investors each qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investors with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investors obtained all information regarding the Company that they requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

Not applicable.

f.

The proceeds received were used for working capital.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

10.1	Loan Participation Agreement

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Casinos, Inc (Registrant)

Dated: January 4, 2010	/s/ Clifford L. Neuman_______________ Clifford L. Neuman, President